Exhibit 10.1

Execution Version

FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT dated as of January 24, 2017 (this “First Amendment”) to the Second Amended and Restated Credit Agreement dated as of June 30, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the First Amendment Effective Date (as defined below)) (the “Credit Agreement” and as amended by this First Amendment, the “Amended Credit Agreement”), among, inter alia, NRG Energy, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

A.            Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

B.            The Borrower, the Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender and each Issuing Bank, among others, are parties to the Credit Agreement.  Credit Suisse Securities (USA) LLC, Barclays Bank PLC and Citigroup Global Markets Inc. are acting as joint book runners and joint lead arrangers in connection with this First Amendment (in such capacities, the “Repricing Arrangers”).

C.            The Borrower has requested pursuant to Section 9.08(b) of the Credit Agreement that the Required Lenders consent to (i) reduce the Applicable Margin for the Term Loans on the terms and subject to the conditions set forth in in this First Amendment and in the Credit Agreement and (ii) make certain other changes to the Loan Documents as more fully set forth herein.

D.            Each Term Lender under the Credit Agreement (collectively, the “Existing Term Lenders”) that fails to execute and deliver a signature page to this First Amendment by 12:00 p.m. (New York City time), on January 19, 2017 (the “Consent Deadline”) (each, a “Non-Consenting Lender”) shall, in accordance with Section 9.08(c) of the Credit Agreement, assign and delegate (in accordance with Section 9.04 of the Credit Agreement), without recourse, all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its existing Term Loans to an assignee that shall assume such obligations in accordance with Sections 9.04 and 9.08(c) of the Credit Agreement, as further set forth in this First Amendment.

E.            Each Lender that executes and delivers a signature page to this Amendment on or prior to the First Amendment Effective Date (as defined below) (the “Consenting Lenders”) will be deemed to have irrevocably agreed to the terms of this First Amendment and the Amended Credit Agreement, subject to the conditions to effectiveness set forth herein.

F.             By executing and delivering a signature page to this First Amendment, the Administrative Agent and the Required Lenders will be deemed upon the First Amendment Effective Date to have irrevocably agreed to the terms of this First Amendment and the Amended Credit Agreement.

G.            The amendments to the Credit Agreement set forth below are subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.

(i) Section 1.01 of the Credit Agreement is hereby amended or, as the case may be, amended and restated by:

(A)  adding thereto the following new defined terms in proper alphabetical order:

“First Amendment” shall mean the First Amendment Agreement, dated as of January 24, 2017, among the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment.

(B)  amending and restating the following defined terms therein in their entirety as follows:

“Applicable Margin” shall mean, for any day, a rate per annum equal to (a)(i) with respect to ABR Term Loans, 1.25% and (ii) with respect to Eurodollar Term Loans, 2.25% and (b)(i) with respect to ABR Revolving Loans, 1.25% and (ii) with respect to Eurodollar Revolving Loans, 2.25%.

(ii)            Section 2.12(d) of the Credit Agreement is hereby amended by replacing the words “the Closing Date” in each instance where such words appear therein with the words “the First Amendment Effective Date”.

(iii) As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the First Amendment Effective Date, the Credit Agreement as amended by this First Amendment.

SECTION 2.  Non-Consenting Lenders. The Borrower has given notice to each Non-Consenting Lender that, upon receipt of consents to this First Amendment from the existing Lenders constituting the Required Lenders, such Non-Consenting Lender shall, pursuant to Section 9.08(c) of the Credit Agreement, execute or be deemed to have executed a counterpart of an Assignment and Assumption and shall in accordance therewith sell its existing Terms Loans as specified in the applicable Assignment and Assumption or any other similar document.  Pursuant to the applicable Assignment and Assumption or other similar document, each Non-Consenting Lender has sold and assigned the principal amount of its existing Term Loans to Credit Suisse AG, Cayman Islands Branch, as assignee (in such capacity the “Replacement Lender”) under such document, solely upon the consent and acceptance by the Replacement Lender.  The Replacement Lender has executed and delivered a signature page to this First Amendment on or prior to the First Amendment Effective Date as a Consenting Lender.

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this First Amendment, the Borrower and each Subsidiary Guarantor represents and warrants to each of the Lenders, the Swingline Lender, each Issuing Bank, the Administrative Agent and the Collateral Agent that, as of the First Amendment Effective Date:

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(a)  The Borrower and each Subsidiary Guarantor has all requisite power and authority, and the legal right, to enter into this First Amendment and the Amended Credit Agreement, and to carry out the transactions contemplated by, and perform its obligations under, this First Amendment, the Amended Credit Agreement and the other Loan Documents.

(b)  Each of this First Amendment and the Amended Credit Agreement (i) has been duly authorized, executed and delivered by the Borrower and, with respect to this First Amendment only, each Subsidiary Guarantor, (ii) constitutes the Borrower’s and, with respect to this First Amendment only, each Subsidiary Guarantor’s  legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (iii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary Guarantor, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this First Amendment, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, (iv) after giving effect to the transactions contemplated by this First Amendment, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (v) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)  No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this First Amendment or the Amended Credit Agreement, except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.

(d)  The representations and warranties set forth in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

SECTION 4.  Conditions to Effectiveness of this First Amendment.

(a)  This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:

(i) The Administrative Agent shall have received duly executed and delivered counterparts of this First Amendment that, when taken together, bear the signatures of the Borrower, the Required Lenders, all Term Lenders (after giving effect to the replacement of any Non-Consenting Lenders by the Replacement Lender) and all Subsidiary Guarantors;

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(ii) Each of (A) the representations and warranties set forth in Section 3 shall be true and correct in all material respects on and as of the First Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (B) the conditions in Section 4.01 of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms of the Amended Credit Agreement;

(iii) The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date, duly executed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4(a)(ii)(A) above and Section 4.01(c) of the Amended Credit Agreement;

(iv) The Administrative Agent shall have received (1) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (2) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the First Amendment Effective Date and certifying (A) that the by-laws or other similar governing documents, as applicable, of such Loan Party have not been amended or changed since the Closing Date other than those changes attached to such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of the First Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended or changed since the Closing Date other than those changes attached to such certificate and (D) that there has been no change as to the incumbency and specimen signature of each officer executing the First Amendment or any other document delivered in connection herewith on behalf of such Loan Party since the Closing Date other than any such changed incumbency and specimen signatures attached to such certificate; and (3) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above;

(v) The Administrative Agent shall have received all interest accrued but unpaid on all existing Loans through the First Amendment Effective Date;

(vi) The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent at least three Business Days prior to the First Amendment Effective Date; and

(vii) Each of the Repricing Arrangers and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the Transactions.

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SECTION 5.  Effect of Amended Credit Agreement.

(a)  Except as expressly set forth herein or in the Amended Credit Agreement, this First Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, any Subsidiary Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  On the First Amendment Effective Date, the Credit Agreement shall be amended as set forth in Section 1(a) above.  The parties hereto acknowledge and agree that (i) this First Amendment, the Amended Credit Agreement, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Subsidiary Guarantors under the Credit Agreement as in effect prior to the First Amendment Effective Date (collectively, the “Obligations”) and (ii) such Obligations are in all respects continuing (as amended by this First Amendment) with only the terms thereof being modified to the extent provided in this First Amendment.  Each of the Borrower and the Subsidiary Guarantors hereby consents to the entering into the First Amendment and each of the transactions contemplated hereby, confirms its respective guarantees, pledges, grants of security interests, Liens and other obligations, as applicable, under and subject to the terms of the Security Documents to which it is a party and each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the First Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests, Liens and other obligations, and the terms of each of the other Security Documents to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Guaranteed Obligations, as amended, reaffirmed and modified pursuant to the First Amendment or any of the transactions contemplated thereby.  Upon the satisfaction of the conditions precedent set forth in Section 4 of this First Amendment, the provisions of this First Amendment will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent and the Lenders.

(c)  This First Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and a Security Document (as defined in the Collateral Trust Agreement) for all purposes under the Collateral Trust Agreement, and shall be administered and construed pursuant to the terms of the Amended Credit Agreement and the Collateral Trust Agreement.

SECTION 6.  Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4.  Delivery of an executed signature page to this First Amendment by facsimile or other electronic transmission (including “pdf”) shall be as effective as delivery of a manually signed counterpart of this First Amendment.

SECTION 7.  Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers.  THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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Sections 9.07, 9.11 and 9.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 8.  Headings.  Headings used herein are for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective officers as of the day and year first above written.

NRG ENERGY, INC.

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan C. Frotté
	Title:	Senior Vice President & Treasurer

FOR THE ENTITIES LISTED IN SCHEDULE 1:

By:	/s/ Krisshna Koomar
	Name:	Krisshna Koomar
	Title:	Vice President

FOR THE ENTITIES LISTED IN SCHEDULE 2:

By:	/s/ Rachel Smith
	Name:	Rachel Smith
	Title:	Treasurer

FOR THE ENTITIES LISTED IN SCHEDULE 3:

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan C. Frotté
	Title:	Treasurer

NRG Energy, Inc. First Amendment Agreement

ACKNOWLEDGED AND ACCEPTED BY:

CITICORP NORTH AMERICA, INC., as
Administrative Agent and Collateral Agent

By:	/s/ Kirkwood Roland
	Name:	Kirkwood Roland
	Title:	Managing Director & Vice President

NRG Energy, Inc. First Amendment Agreement

CITIBANK N.A., as an Issuing Bank and
Swingline Lender

By:	/s/ Kirkwood Roland
	Name:	Kirkwood Roland
	Title:	Managing Director & Vice President

NRG Energy, Inc. First Amendment Agreement

SIGNATURE PAGE TO

FIRST AMENDMENT

REVOLVING LENDERS SIGNATURE PAGE

[On file with the Administrative Agent]

NRG Energy, Inc. First Amendment Agreement

SIGNATURE PAGE TO

FIRST AMENDMENT

TERM LENDERS SIGNATURE PAGE

[On file with the Administrative Agent]

NRG Energy, Inc. First Amendment Agreement

SCHEDULE 1

	ENTITY	Jurisdiction(s)
1.	Ace Energy, Inc.	NY
2.	Allied Home Warranty GP LLC	DE
3.	Allied Warranty LLC	TX
4.	Arthur Kill Power LLC	DE
5.	Astoria Gas Turbine Power LLC	DE
6.	Bayou Cove Peaking Power, LLC	DE
7.	Bidurenergy, Inc.	NY
8.	Cabrillo Power I LLC	DE
9.	Cabrillo Power II LLC	DE
10.	Carbon Management Solutions LLC	DE
11.	Cirro Energy Services, Inc.	TX
12.	Cirro Group, Inc.	TX
13.	Clean Edge Energy LLC	DE
14.	Conemaugh Power LLC	DE
15.	Connecticut Jet Power LLC	DE
16.	Cottonwood Development LLC	DE
17.	Cottonwood Energy Company LP	DE
18.	Cottonwood Generating Partners I LLC	DE
19.	Cottonwood Generating Partners II LLC	DE
20.	Cottonwood Generating Partners III LLC	DE
21.	Cottonwood Technology Partners LP	DE
22.	Devon Power LLC	DE
23.	Dunkirk Power LLC	DE
24.	Eastern Sierra Energy Company LLC	CA
25.	El Segundo Power, LLC	DE
26.	El Segundo Power II LLC	DE
27.	Energy Alternatives Wholesale, LLC	DE
28.	Energy Choice Solutions LLC	TX
29.	Energy Plus Holdings LLC	DE
30.	Energy Plus Natural Gas LLC	DE
31.	Energy Protection Insurance Company	VT
32.	Everything Energy LLC	DE
33.	Forward Home Security, LLC	TX

NRG Energy, Inc. First Amendment Agreement

	ENTITY	Jurisdiction(s)
34.	GCP Funding Company, LLC	DE
35.	Green Mountain Energy Company	DE
36.	Gregory Partners, LLC	DE
37.	Gregory Power Partners LLC	DE
38.	Huntley Power LLC	DE
39.	Independence Energy Alliance LLC	DE
40.	Independence Energy Group LLC	DE
41.	Independence Energy Natural Gas LLC	DE
42.	Indian River Operations Inc.	DE
43.	Indian River Power LLC	DE
44.	Keystone Power LLC	DE
45.	Langford Wind Power, LLC	TX
46.	Louisiana Generating LLC	DE
47.	Meriden Gas Turbines LLC	DE
48.	Middletown Power LLC	DE
49.	Montville Power LLC	DE
50.	NEO Corporation	MN
51.	NEO Freehold-Gen LLC	DE
52.	NEO Power Services Inc.	DE
53.	New Genco GP LLC	DE
54.	Norwalk Power LLC	DE
55.	NRG Advisory Services LLC	DE
56.	NRG Affiliate Services Inc.	DE
57.	NRG Artesian Energy LLC	DE
58.	NRG Arthur Kill Operations Inc.	DE
59.	NRG Astoria Gas Turbine Operations Inc.	DE
60.	NRG Bayou Cove LLC	DE
61.	NRG Business Services LLC	DE
62.	NRG Business Solutions LLC	DE
63.	NRG Cabrillo Power Operations Inc.	DE
64.	NRG California Peaker Operations LLC	DE
65.	NRG Cedar Bayou Development Company, LLC	DE
66.	NRG Connected Home LLC	DE
67.	NRG Connecticut Affiliate Services Inc.	DE

NRG Energy, Inc. First Amendment Agreement

	ENTITY	Jurisdiction(s)
68.	NRG Curtailment Solutions Holdings LLC f/k/a NRG Curtailment Solutions LLC	DE
69.	NRG Curtailment Solutions Inc., f/k/a Energy Curtailment Specialists, Inc.	NY
70.	NRG Development Company Inc.	DE
71.	NRG Devon Operations Inc.	DE
72.	NRG Dispatch Services LLC	DE
73.	NRG Distributed Generation PR LLC	DE
74.	NRG Dunkirk Operations Inc.	DE
75.	NRG ECOKAP Holdings LLC	DE
76.	NRG El Segundo Operations Inc.	DE
77.	NRG Energy Efficiency-L LLC	DE
78.	NRG Energy Labor Services LLC	DE
79.	NRG Energy Services Group LLC	DE
80.	NRG Energy Services International Inc.	DE
81.	NRG Home & Business Solutions LLC	DE
82.	NRG Home Services LLC (f/k/a Lone Star A/C & Appliance Repair, LLC)	TX
83.	NRG Home Solutions LLC	DE
84.	NRG Home Solutions Product LLC	DE
85.	NRG Homer City Services LLC	DE
86.	NRG HQ DG LLC	DE
87.	NRG Huntley Operations Inc.	DE
88.	NRG Identity Protect LLC	DE
89.	NRG Ilion Limited Partnership	DE
90.	NRG Ilion LP LLC	DE
91.	NRG International LLC	DE
92.	NRG Mextrans Inc.	DE
93.	NRG MidAtlantic Affiliate Services Inc.	DE
94.	NRG Middletown Operations Inc.	DE
95.	NRG Montville Operations Inc.	DE
96.	NRG New Roads Holdings LLC	DE
97.	NRG North Central Operations Inc.	DE
98.	NRG Northeast Affiliate Services Inc.	DE
99.	NRG Norwalk Harbor Operations Inc.	DE

NRG Energy, Inc. First Amendment Agreement

	ENTITY	Jurisdiction(s)
100.	NRG Operating Services, Inc.	DE
101.	NRG Oswego Harbor Power Operations Inc.	DE
102.	NRG PacGen Inc.	DE
103.	NRG Portable Power LLC	DE
104.	NRG Power Marketing LLC	DE
105.	NRG Renter’s Protection LLC	DE
106.	NRG Retail LLC	DE
107.	NRG Retail Northeast LLC	DE
108.	NRG Rockford Acquisition LLC	DE
109.	NRG Saguaro Operations Inc.	DE
110.	NRG Security LLC	DE
111.	NRG Services Corporation	DE
112.	NRG SimplySmart Solutions LLC	DE
113.	NRG South Central Affiliate Services Inc.	DE
114.	NRG South Central Generating LLC	DE
115.	NRG South Central Operations Inc.	DE
116.	NRG SPV #1 LLC	DE
117.	NRG Texas C&I Supply LLC	DE
118.	NRG Texas Gregory LLC	DE
119.	NRG Texas Holding Inc.	DE
120.	NRG Texas LLC	DE
121.	NRG Texas Power LLC	DE
122.	NRG Warranty Services LLC	DE
123.	NRG West Coast LLC	DE
124.	NRG Western Affiliate Services Inc.	DE
125.	O’Brien Cogeneration, Inc. II	DE
126.	ONSITE Energy, Inc.	OR
127.	Oswego Harbor Power LLC	DE
128.	RE Retail Receivables, LLC	DE
129.	Reliant Energy Northeast LLC	DE
130.	Reliant Energy Power Supply, LLC	DE
131.	Reliant Energy Retail Holdings, LLC	DE
132.	Reliant Energy Retail Services, LLC	DE
133.	RERH Holdings, LLC	DE
134.	Saguaro Power LLC	DE

NRG Energy, Inc. First Amendment Agreement

	ENTITY	Jurisdiction(s)
135.	Somerset Operations Inc.	DE
136.	Somerset Power LLC	DE
137.	Texas Genco Financing Corp.	DE
138.	Texas Genco Operating Services LLC	DE
139.	Texas Genco Services, LP	TX
140.	US Retailers LLC	DE
141.	Vienna Operations Inc.	DE
142.	Vienna Power LLC	DE
143.	WCP (Generation) Holdings LLC	DE
144.	West Coast Power LLC	DE

SCHEDULE 2

	ENTITY	Jurisdiction(s)
145.	NRG Construction LLC	DE
146.	NRG Energy Services LLC	DE
147.	NRG Maintenance Services LLC	DE
148.	NRG Reliability Solutions LLC	DE

SCHEDULE 3

	ENTITY	Jurisdiction(s)
149.	NRG Generation Holdings, Inc.	DE
150.	NRG Greenco LLC	DE
151.	NRG South Texas LP	TX
152.	Texas Genco GP, LLC	TX
153.	Texas Genco Holdings, Inc.	TX
154.	Texas Genco LP, LLC	DE

NRG Energy, Inc. First Amendment Agreement